UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 28, 2023

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XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 28, 2023, Xtant Medical Holdings, Inc. (the “Company”) announced that, in accordance with certain procedures (the “Bidding Procedures”) adopted by the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”), in connection with the bankruptcy proceedings of Surgalign Holdings, Inc. (the “Seller”), the Seller filed a Notice of Successful Bidder announcing the Company as the successful bidder in the auction (the “Auction”) for certain of the Seller’s assets and liabilities related to its domestic and international biologics and spinal fixation offerings. The winning bid was the Company’s initial bid, as set forth in the Asset Purchase Agreement, dated June 18, 2023, between the Company and the Seller (the “Asset Purchase Agreement”), the terms of which were disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on June 20, 2023 and July 11, 2023. Pursuant to the terms of the Asset Purchase Agreement, and pending the issuance of a Sale Order by the Bankruptcy Court, closing of the transaction is expected to occur after the Bankruptcy Court sale hearing, scheduled for August 8, 2023, but in no event later than September 1, 2023.

On July 28, 2023, the Company issued a press release announcing its status as the winning bidder in the Auction, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Xtant Medical Holdings, Inc. dated July 28, 2023 entitled “Xtant Medical Wins Auction for Surgalign’s Hardware and Biologics Business” (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer
Date: July 28, 2023